UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2018

BIOHITECH GLOBAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)           On June 20, 2017, BioHiTech Global, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Meeting”). Of the 14,451,708 shares of common stock entitled to vote at the Meeting, 9,142,098 shares of common stock were present in person or by proxy and entitled to vote, representing approximately 63.26% of the Company’s outstanding voting capital stock.

(b)           At the Meeting, the Company’s stockholders: (i) re-elected Frank E. Celli, James D. Chambers, Anthony Fuller, Robert A. Graham, Harriet Hentges, and Douglas VanOort as members of the Board of Directors, each for a one-year term expiring at the 2018 annual meeting of stockholders and until each of their respective successors are duly elected and qualified or until each of their respective earlier resignation or removal and (ii) ratified the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 27, 2018.

The voting results of the shares of common stock for each proposal are set forth below:

Proposal 1 – Election of All Directors:

Total Shares Voted	Votes Against	Total Votes Withheld	Broker Non-Votes
9,142,098	0	3,426	0

Re-election of Frank E. Celli as a Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
9,135,592	0	6,506	99.93%

Re-election of James D. Chambers as a Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
9,124,162	0	17,936	99.80%

Re-election of Anthony Fuller as a Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
9,125,992	0	16,106	99.82%

Re-election of Robert A. Graham as a Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
9,125,992	0	16,106	99.82%

Re-election of Harriet Hentges as a Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
9,137,442	0	4,656	99.95%

Re-election of Douglas VanOort as a Director:

Votes For	Votes Against	Votes Withheld	Percentage Voted For
9,124,972	0	17,126	99.81%

Proposal 2 – To ratify the appointment of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Votes For	Votes Against	Votes Abstained	Percentage Voted For	Broker Non-Votes
9,137,696	2,082	2,320	99.96%	0

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Date: June 22, 2018	BIOHITECH GLOBAL, INC.

	By:	/s/ Brian C. Essman
Name: Brian C. Essman
Title: Chief Financial Officer & Treasurer